unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com


welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

13th Annual BIO CEO and Investor Conference

Ashleigh Palmer, President and CEO

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

Unigene is Primed to Realize Enormous Potential

Compelling turnaround strategy to leverage and exploit 25+ years of pioneering research and development exclusively targeting therapeutic peptides

- At least two legitimate technology platforms; extensive proprietary know-how and expertise; and multiple commercially relevant competitive advantages
- Focused on exploiting full potential of Company's comprehensive patent portfolio and "Peptelligence™" core competence
- Proven peptide R&D, drug formulation, manufacturing process development, clinical trial capabilities and regulatory expertise
- Building a diversified portfolio of high-potential co-development and commercialization partnerships - multiple shots on goal!

unigene

2010 - A Transitional Year

- Q1 2010 - Victory Park Capital debt restructuring rescues Unigene from underperformance and financial distress
  - extends runway to effect necessary management change
- Q2 2010 - Appointed experienced biopharma CEO to effect turnaround and exploit unfulfilled potential
- Q3 2010 - Comprehensive business audit and SWOT analysis results in compelling new strategy and organizational realignment
- Q4 2010 - New strategy implementation initiated
  - new high-performance, custom-built management team in place
  - business development function and corporate-wide customer/partner focus
  - transition validated via multi-million dollar milestone transaction with GSK

Therapeutic Peptides are Medically Important and Growing Rapidly

50+ Peptide-based Therapeutics Approved



First approval year, any country
First US approval year
50
45
40
35
30
25
20
15
10
5
0

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics.* Powerpoint presentation given at TIDES conference, Boston, MA.

*Withdrawn products not included

130+ Active Peptide Programs

Study of 334 development-stage peptides



Development
132 (39.5%)
Discontinued
145 (43.4%)
Approved
51 (15.3%)
Withdrawn
6 (1.8%)

- Increasing levels of peptide R&D over 30 years
- Increasing number of peptide-based NCEs
- Increasing diversity of therapeutic areas

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics.* Powerpoint presentation given at TIDES conference, Boston, MA.

Unigene Strategic Realignment

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease

Stage	
Rational Design	**In-licensing**
Lead Optimization	
Preclinical Models	*Satiety Peptides* / *Annexin Analogs*
Toxicology	
IND Filing	**Proof-of-Concept**
Phase 1	
Phase 2	*Oral PTH – GSK*
Phase 3	*Oral Calcitonin – Tarsa*
NDA	**Partner/Out-license**
Commercialization	*Fortical® – Upsher-Smith*

- Proprietary shots on goal
- High ROI potential from partnering

Unigene Strategic Realignment

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease

Rational Design → **In-licensing**

Lead Optimization

Preclinical Models — *Satiety Peptides*, *Annexin Analogs*

Toxicology

IND Filing — **Proof-of-Concept**

Phase 1

Phase 2 — *Oral PTH – GSK*

Phase 3 — *Oral Calcitonin – Tarsa*

NDA — **Partner/Out-license**

Commercialization — *Fortical® – Upsher-Smith*

- Proprietary shots on goal
- High ROI potential from partnering

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships

Self Financing

Feasibility & Formulation

Peptelligence™

Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other

Unigene's Suite of Proprietary Peptide Technologies

Milestones & Royalties

Oral Calcitonin – Novartis

- Near-term cash from service fees
- Licensing milestones and royalties

unigene Applied Peptelligence

Unigene Biotechnologies



Therapeutic Peptides Have Major Unmet Challenges

Oral Drug Delivery

Although oral delivery is preferred for chronic indications

- most approved therapeutic peptides require injection (e.g., insulin, exenatide, liraglutide, enfuvertide, and teriparatide)
- no natural peptide has yet been approved for oral delivery
- oral delivery hampered by food effects, peptide degradation and low absorption and in the GI tract

cGMP Manufacturing

Larger peptides (30+ amino acids) are more difficult and costly to produce via synthetic production methods

- resulting in lower yields, higher impurity profiles and serious environmental concerns (e.g., the use of organic solvents and toxic chemicals)

We Have Tremendous Opportunities

Unigene will be a "technology venture capitalist" investing its proprietary technology into as many therapeutic peptides as possible

Of the 200+ approved or development stage peptides, three specific segments are of primary interest to Unigene

- Extended patent life and/or regulatory exclusivity for life cycle management of currently approved peptides
- Peptides with a limited or niche market potential due to a sub-optimal route of administration
- Development stage peptides with questionable commercial viability absent an oral formulation

Unigene's Proprietary Oral Drug Delivery Technology Leads the Industry

1. Enteric coating prevents capsule from opening in stomach at low pH
2. Enteric coat dissolves at neutral pH in the small intestine
3. Protease inhibitor, permeability enhancers and peptide released
4. Peptide absorbed across intestinal wall via paracellular transport



Unigene's Oral Formulations Have Significant Competitive Advantages

Leading competitor's calcitonin formulation requires 4x as much peptide to obtain a comparable biologic response in post menopausal women



Leading Competitor 800 µg sCT *
Unigene 200 µg sCT
CTx (percent baseline)
140
120
100
80
60
40
20
0
5
10
15
20
25
Hours Post Dosing

Measured by the reduction in the blood marker CTx-1

- ✓ Increased bioavailability
- ✓ Lower cost of goods
- ✓ Reduced toxicity risk

* J Clin Pharm OnlineFirst, published on July 21, 2010 as doi:10.1177/0091270010372625
# Unigene Phase 2 clinical trial data on file

Commercial Scale Recombinant Expression of Therapeutic Peptides

Proprietary Production Methods

- Patented recombinant bacterial expression
- Peptide secretion avoids lysis/cleavage
- Enzymatic amidation activates peptide precursors



Competitive Advantages

✓ Robust recombinant yield and high purity
✓ Excellent scalability
✓ Cost-effective

unigene

Pharma Partnerships Validate Our Peptide Manufacturing Leadership

- Novartis and Nordic Biosciences completing three Ph3 trials of oral calcitonin for osteoporosis and osteoarthritis using Unigene's manufacturing technology

Novartis Manufacturing Licensing Agreement

Unigene eligible to receive $18+ million in milestone payments

Attractive royalties on Novartis' calcitonin-based product sales

- Further endorsed by our recent $140+ million dollar milestone partnership with GSK for oral-PTH

Registered Product and Facility Validate Approval and Compliance







- 32,000 sq. ft. state-of-the-art cGMP multiple product manufacturing facility
- Fortical®, nasal calcitonin for the treatment of postmenopausal osteoporosis
  - market leader in substitutable nasal calcitonin market segment
  - FDA approval and launch in 2005
  - Unigene currently receives manufacturing revenues and net sales royalties from U.S. distributor



unigene

Applied Peptelligence

Unigene Therapeutics



Advanced Pipeline Focused on Metabolic & Inflammatory Diseases


Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Partnership
Fortical®
UPSHER-SMITH
Oral Calcitonin
TARSA
Oral PTH
gsk
Satiety Peptides
Anti-inflammatory Peptides
High-Value Potential Partnering Opportunities

unigene

Unigene's Oral Calcitonin Licensed to Tarsa - NDA Filing in 2011

- Potential to be the first oral calcitonin product to market
  - Ph3 trial for osteoporosis completed February 2011*
  - Top-line Ph3 results expected in Q2 2011
  - U.S. registration filing expected in H2 2011
- Phase 2 osteoporosis prevention study initiated February 2011*
- Partnership anticipated

Unigene Owns 25% of Tarsa

Unigene eligible to receive sales-related milestone payments

Unigene eligible to receive royalties on worldwide sales

**Reference: Tarsa press release issued February 14, 2011*

Partnership with GSK for Oral PTH Program Entering Ph2 in Q1 2011

- GSK/Unigene co-development of oral recombinant parathyroid hormone (PTH) to treat osteoporosis further validates Unigene's oral peptide drug delivery and manufacturing technology
- Potential to be first oral PTH to market
- Ph2 enrollment expected to complete in first half of 2011
- Ph2 results anticipated before year end 2011

GSK has licensed exclusive worldwide rights to oral PTH

Unigene received $4MM to execute Ph2 study

Unigene to receive $4MM upon completion of patient enrollment

Unigene eligible for up to $142MM in additional milestone payments

Tiered royalties in the "low-to-mid teens"

Promising Early-Stage Satiety Program

- 100+ million U.S. adults will be considered obese by 2018
  - obesity-related expenditures forecast to account for $300+ billion in U.S. healthcare costs by 2018 (>21% of the nation's direct health care spending)
- Lead compound, UGP281, potent anorexigenic peptide
  - demonstrated substantial decreases in food consumption and weight in multiple *in vivo* preclinical models
  - better preclinical efficacy compared to other anorexigenic peptides currently in clinical trials
  - will incorporate Unigene's proprietary recombinant manufacturing and oral delivery technologies with excellent safety/performance track-record

Source: United Health Foundation, the American Public Health Association and Partnership for Prevention. (November 2009). *The Future Costs of Obesity: National and State Estimates of the Impact of Obesity on Direct Health Care Expenses.*

Satiety Program Next Steps

UGP281 has shown superior pharmacological effects in preclinical animal models to that of other peptides currently in clinical development

- Longer duration oral studies with UGP281 in dog models are ongoing
- Licensing a pharmacologically distinct sister analog to a veterinary partner for companion animal obesity can help subsidize cost of UGP281's early-stage clinical testing
- Longer-term strategic intent is to demonstrate clinical proof-of-concept and then partner

Custom Designed Management Team

Ashleigh Palmer President and CEO	25+ years general management experience; Ikaria/INO Therapeutics, Ohmeda, Critical Biologics Corp, Creative BioVentures™ Corp
Alex Martin VP, Business Development and Head of Comm Ops	20+ years commercial experience; Affectis, Intercept, Novartis, SmithKline Beecham
Greg Mayes, Esq. VP, Corporate Development and General Counsel	12+ years of biopharma legal and commercial experience; ImClone Systems, AstraZeneca, Morgan Lewis LLP
Nozer Mehta, Ph.D. VP, Biological Research and Development	33+ years R&D experience; 28 years with Unigene, Research Asst. Prof. University of Nebraska, Lincoln
Paul Shields, Ph.D. VP, Manufacturing Operations	21+ years manufacturing and operations experience with Unigene
William Steinhauer, CPA VP, Finance	30+ years financial management experience; 20+ years with Unigene, Refac Technology
Roxanne Tavakkol VP, Global Regulatory Affairs	20+ years regulatory experience; The Medicines Company, Novartis
Jenene Thomas VP, IR and Corporate Communications	13+ years IR experience ; Amicus, Aeterna Zentaris, Savient, Reliant, Pharmacia

unigene

Financial Summary

Unigene Laboratories	Ticker: UGNE.OB
Fully Diluted Shares Outstanding	172MM
Market Cap as of 2/10/11	$80MM
Cash position as of 9/30/10	$8.4MM
Debt as of 9/30/10	$48MM*

**Victory Park Capital holds $33MM in convertible debt due March 2013*

Strong support from Victory Park Capital

- Confidence in new strategic plan and management team
- Can retire $33MM of Unigene's $48MM debt if fully converted
- Purchased 500K shares on open market in Q3/Q4 2010
  - a significant amount of which was above VPC conversion price
- Executed Forbearance Agreement in December 2010

Strategic Intent

- Increase runway in the near-term by prudent cash conservancy and incremental revenue generation
- As resources permit, retire debt and selectively invest in the advancement of our existing core development programs and technologies
- Maximize shareholder value by exploiting the full potential of the Company's "Peptelligence™" core competence

2011 Will Be Transformational for Unigene

OPPORTUNITY	POTENTIAL RESULT
Exploit Peptelligence™ core competence to become the peptide "partner of choice"	Near-term cash from service fees plus longer-term milestone payments & royalties
Execute robust awareness campaign and business development strategy	Establish a viable portfolio of opportunities to maximize shareholder value
Leverage anticipated newsflow from late-stage partnered programs	Technology platform validation and potential for significant milestone payments
Advance Ph2 oral PTH program with GSK	Extends cash runway with potential for substantial additional milestone payments
Advance development of UGP281 and other earlier-stage programs	Multiple high potential ROI shots on goal

unigene

Unigene: A Compelling Investment Opportunity

Our goal is to become a peptide powerhouse and "partner of choice"

- Therapeutic peptides are "hot" and we have significant opportunities with multiple shots on goal
- Our proprietary Peptelligence™ core competence will be exploited to its fullest potential
- Substantial upside potential from pipeline of proprietary in-house peptides targeting significant unmet medical needs
- Validating partnerships with sizable near-term milestone and significant royalty potential

unigene

Applied Peptelligence

Ticker: UGNE.OB   www.unigene.com


welcome to the
NEW UNIGENE
A leader in the design, delivery, manufacture and development of
PEPTIDE-BASED THERAPEUTICS

13th Annual BIO CEO and Investor Conference

Ashleigh Palmer, President and CEO